UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ORIENT PAPER, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY CARD
ORIENT PAPER, INC.
PROXY FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Available of Proxy Materials for the Stockholder Meeting to be Held on August 28, 2011: The Proxy Statement and Annual Report to Stockholders are available at www.orientpaperinc.com.

The undersigned hereby appoints Zhenyong Liu with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders (the "Annual Meeting") of ORIENT PAPER, INC. (the "Company"), to be held on August 28, 2011 at 10:00 a.m. local time at Fragrant Hill Hotel, Beijing Fragrant Hills Park, No. 40 of Maimai Street, Haidian District, Beijing, People’s Republic of China, 100093, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated July 21, 2011 (the "Notice"), a copy of which has been received by the undersigned, as follows:

1.
THE ELECTION OF TWO DIRECTORS IN CLASS I TO SERVE ON THE BOARD OF DIRECTORS OF THE COMPANY, WITH SUCH CLASS I DIRECTORS TO SERVE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐
WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee's name set forth below:

Drew Bernstein
Wenbing Christopher Wang

2.	THE RATIFICATION AND APPROVAL OF THE 2011 INCENTIVE STOCK OPTION PLAN. (Check one)

FOR the proposal. ☐
AGAINST the proposal. ☐
ABSTAIN AUTHORITY to vote for the proposal. ☐

3.	THE RATIFICATION OF APPOINTMENT OF BDO LIMITED AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011: (Check one)

FOR the proposal. ☐
AGAINST the proposal. ☐
ABSTAIN AUTHORITY to vote for the proposal. ☐

4.
TO RECOMMEND BY NON BINDING VOTE, THE APPROVAL OF THE COMPENSATION DISCLOSED IN THE PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS, WHO ARE NAMED IN THE PROXY STATEMENT COMPENSTATION TABLE: (Check one)

FOR the approval. ☐
AGAINST the approval. ☐
ABSTAIN AUTHORITY to vote the approval. ☐

5.	TO RECOMMEND, BY NON-BINDING VOTE, THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION. (Check one)

1 year. ☐
2 years. ☐
3 years. ☐
ABSTAIN AUTHORITY TO VOTE. ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE.  IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR ALL OTHER PROPOSALS , FOR THE APPROVAL OF THE COMPENSATION DISCLOSED IN THE PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS WHO ARE NAMED IN THE PROXY STATEMENT, FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPESNATION TO BE EVERY THREE YEARS, AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: _____________________	_________________________________
Signature of Stockholder

_________________________________
PLEASE PRINT NAME

_________________________________
Certificate Number(s)

_________________________________
Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s).  A corporation is requested to sign its name by its President or other authorized officer, with the office held designated.  Executors, administrators, trustees, etc., are requested to so indicate when signing.  If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING.  PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

PLEASE RETURN THIS PROXY CARD TO:

Empire Stock Transfer, Inc.
1859 Whitney Mesa Drive
Henderson, NV 89014